ING MUTAL FUNDS

ING Index Plus International Equity Fund

(“Fund”)

Supplement dated December 7, 2012

to the Fund’s Class A, Class B, Class C,
Class I, Class O, and Class W Prospectus and

Statement of Additional Information
each dated February 29, 2012

On November 29, 2012, the Fund’s Board of Trustees approved a proposal to liquidate the Fund on or about February 22, 2013.  The Fund is closed to new investment effective December 7, 2012.  Any contingent deferred sales charge that would be applicable on a redemption of the Fund’s shares shall be waived from December 7, 2012 to the date of liquidation. You will be receiving an additional communication from the Fund explaining the liquidation as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE